                       Securities and Exchange Commission
                             Washington, D.C. 20549

                          ---------------------------

                                    Form 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of report (date of earliest event reported): August 21, 2000


                               Egghead.com, Inc.
               (exact name of registrant as specified in charter)

                                   000-29184
                            (Commission file number)



           Delaware                                  77-0408319
   (state or other jurisdiction of         (I.R.S. Employer Identification No.)
          incorporation)




                                1350 Willow Road
                          Menlo Park, California 94025
                    (address of principal executive offices)

                                 (650) 470-2400
              (registrant's telephone number, including area code)

                                       N/A
          (former name or former address, if changed since Last Report)

Item 4.  Changes in Registrant's Certifying Accountant.

         (a)  Previous Independent Accountants.
              ---------------------------------

             (i) On August 21, 2000, Egghead.com, Inc. (the "Company") released PricewaterhouseCoopers LLP as the independent public accountants of the Company.

             (ii) The reports of PricewaterhouseCoopers LLP on the financial statements of the Company for each of the past two fiscal years, ended December 31, 1998 and 1999, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

            (iii) The decision to change accountants was approved by the Company's Board of Directors on August 16, 2000.

             (iv) During the Company's two most recent fiscal years and through August 21, 2000, the Company has had no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers
LLP would have caused it to make reference to the subject matter of the disagreement in its report on the financial statements of the Company for such years.

             (v) During the Company's two most recent fiscal years and through August 21, 2000, the Company has had no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K) except that in February 2000 PricewaterhouseCoopers LLP reported to the Audit Committee two material control weaknesses of the Company. These were recommendations to the Company's Audit Committee and management that the Company establish policies and procedures to strengthen the controls surrounding processing of deferred revenue and related transactions on a timely basis, and establish and implement policies and procedures to pre-test changes to the Company's computer systems. The Company has approved those recommendations and taken corrective action, including the establishment of new procedures and the enhancement of existing procedures, and acquisition of new order management software, to ensure that deferred revenue and related transactions are reconciled timely and any material corrections are made. In addition, the Company has implemented policies and procedures requiring user testing of all material changes to computer systems prior to implementation, and intends to enhance its quality assurance procedures as well.

             (vi) The Company has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made above. A copy of such letter, dated August 25, 2000, is filed as Exhibit 16 to this Form 8-K.

         (b)  Engagement of New Accountants.
              ------------------------------

             (i) Deloitte & Touche LLP has been engaged by the Company as its new independent accountant to audit the Company's financial statements, effective as of August 25, 2000 .

            (ii) Prior to the engagement of Deloitte & Touche LLP, the Company had not consulted with Deloitte & Touche LLP during its two most recent fiscal years and through the date of this report in any matter regarding: (A) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither was a written report provided to the Company nor was oral advice provided that Deloitte & Touche LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (B) the subject of either a disagreement or a reportable event described in Paragraph (a) (v) above.


Item 7.  Exhibits.

         Exhibit No.   Description
         ----------    -----------

           16.1        Letter from PricewaterhouseCoopers LLP dated
                       August 25, 2000.

                                   SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Egghead.com, Inc.


Date:  August 25, 2000           By:  /s/ John E. Labbett
                                      -------------------------------------
                                      John E. Labbett
                                      Executive Vice President,
                                      Chief Financial Officer
                                      (Principal Financial and Accounting
                                      Officer)
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                                 EXHIBIT INDEX



Exhibit No.  Description of Document
----------   -----------------------

  16.1       Letter from PricewaterhouseCoopers LLP dated August 25, 2000.